UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported   July 5, 2006

______________

BEERE FINANCIAL EQUITY CORP.

(Exact name of registrant as specified in its charter)

______________

Nevada	333-33890	11-3733135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7124 Brandywine Way, Columbia, MD 21046

(Address of principal executive offices)

(410) 290-5154

Registrants’ telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communication pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events

The merger of Beere Financial Equity Corp. with its newly named merger partner Beere Financial group, Inc. was terminated effective Friday June 30, 2006. The required documentation for the State of Nevada was completed at that time and is now available on its Secretary of State web site. Because of this change a revised acquisition agreement will be completed during this week allowing Beere Financial Group, Inc. the opportunity to complete the acquisition of up to 50.1% of the outstanding voting rights in a combination of preferred and common shares of Beere Financial Equity Corp. An additional 8K will be filed when the transaction is completed.

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BEERE FINANCIAL EQUITY CORP

By:	/s/ RUSSELL SMITH
Russell Smith, President

Dated: July 5, 2006

3